UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 4, 2003

                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

        0-20852                                         16-1387013
(Commission File Number)                    (I.R.S. Employer Identification No.)

           2000 Technology Parkway, Newark, New York       14513
            (Address of principal executive offices)    (Zip Code)

                          (315) 332-7100 (Registrant's
                     telephone number, including area code)

Item 5. Other Events.

      On March 4, 2003, the Company issued a three-month, $500,000 note, convertible into shares of the Company's common stock at $4.00 per share, or 125,000 shares, at the option of the note holder. On June 4, 2003, the maturity date of the note, the note holder elected to convert the note into common shares, and the Company has thus extinguished this debt obligation and has issued 125,000 shares of common stock.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ULTRALIFE BATTERIES, INC.

Dated: June 12, 2003                   By: /s/ Robert W. Fishback
                                           ------------------------------
                                           Robert W. Fishback
                                           Vice President - Finance and
                                           Chief Financial Officer


                                       2